UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 11, 2009
Ormat Technologies, Inc.

(Exact name of registrant as specified in its charter)
Commission File No. 001-32347

Delaware	No. 88-0326081

(State of Incorporation)	(I.R.S. Employer Identification No.)

6225 Neil Road, Reno, Nevada	89511

(Address of principal executive offices)	(Zip code)
Not Applicable

(Former name or former address, if changed since last report)
Registrant’s telephone number, including area code: (775) 356-9029
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operation and Financial Condition	3
Item 9.01 Financial Statements and Exhibits	3
Signatures	5
Exhibit Index	6
Exhibit 99.1
Ex-99.1 Press Release

INFORMATION TO BE INCLUDED IN THE REPORT
Item 2.02. Results of Operations and Financial Condition.
On May 11, 2009, Ormat Technologies, Inc. (the “Registrant”) reported its earnings for its first fiscal quarter of 2009. A copy of the Registrant’s press release containing this information is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
The Registrant is making reference to non-GAAP financial measures in the press release. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
     The following exhibit is furnished as part of this report on Form 8-K:
99.1 Press release of the Registrant dated May 11, 2009 containing financial information for its first fiscal quarter of 2009.
Safe Harbor Statement
Information provided in this report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Registrant’s plans, objectives and expectations for future operations and are based upon management’s current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see “Risk Factors” as described in Ormat Technologies, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2009.

These forward-looking statements are made only as of the date hereof, and the Registrant undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC. (Registrant)
By	/s/ Yehudit Bronicki
Yehudit Bronicki
Chief Executive Officer

Date: May 11, 2009

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Registrant dated May 11, 2009